Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
Summary of Significant Accounting Policies

Basis of Presentation. Our consolidated financial statements include our refined products, crude oil and marine storage segments. We consolidated all entities in which we have ownership interests, except four 50%-or-less-owned investments that we do not control and which we have determined are not variable interest entities. Accordingly, we apply the equity method of accounting for the following entities: (i) Osage; (ii) Texas Frontera, LLC ("Texas Frontera"); (iii) Double Eagle; and (iv) BridgeTex. We have eliminated all intercompany transactions.

Use of Estimates. The preparation of our consolidated financial statements in conformity with accounting principles generally accepted in the U.S. ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities that exist at the date of our consolidated financial statements, as well as their impact on the reported amounts of revenue and expense during the reporting periods. Actual results could differ from those estimates.

Cash Equivalents. Cash and cash equivalents include demand and time deposits and highly marketable securities or funds that own highly marketable securities with original maturities of three months or less when acquired. We periodically assess the financial condition of the institutions where we hold these funds and at December 31, 2011 and 2012, we believed that our credit risk relative to these funds was minimal.

Accounts Receivable and Allowance for Doubtful Accounts. Accounts receivable represent valid claims against non-affiliated customers. We recognize accounts receivable when we sell products or render services, except tariff-related transportation services of our refined products pipeline, which we recognize when our customers' product enters our system, and collection of the receivable is probable. We extend credit terms to certain customers based on historical dealings and to other customers after a review of various credit indicators. We establish an allowance for doubtful accounts for all or any portion of an account where we consider collections to be at risk and evaluate reserves no less than quarterly to determine their adequacy. Judgments relative to at-risk accounts include the customers' current financial condition, the customers' historical relationship with us and current and projected economic conditions. We write off accounts receivable when we deem the account uncollectible.

 Inventory Valuation. Inventory is comprised primarily of refined products, liquefied petroleum gases, transmix, crude oil and additives, which are stated and relieved at the lower of average cost or market. During 2012, we recorded a lower-of-average-cost-or-market adjustment of $2.0 million to our transmix inventory. This adjustment was recorded as a component of product purchases on the consolidated statement of income included with these financial statements. Our inventory also includes our pipeline over/short product.

Property, Plant and Equipment. Property, plant and equipment consist primarily of pipeline, pipeline-related equipment, storage tanks and processing equipment. We state property, plant and equipment at cost except for certain acquired assets recorded at fair value on their respective acquisition dates and impaired assets. We record impaired assets at fair value on the last impairment evaluation date for which an adjustment was required.

We depreciate most of our assets individually on a straight-line basis over their useful lives; however, we group the individual components of certain assets, such as some of our older tanks, together into a composite asset, and we depreciate those assets using a composite rate. We assign asset lives based on reasonable estimates when we place an asset into service. Subsequent events could cause us to change our estimates, which would affect the future calculation of depreciation expense. The range of depreciable lives by asset category is detailed in Note 7—Property, Plant and Equipment.

When we sell or retire property, plant and equipment, we remove its carrying value and the related accumulated depreciation from our accounts and record any associated gains or losses on our income statement in the period of sale or disposition.

We capitalize expenditures to replace existing assets and retire the replaced assets. We capitalize expenditures associated with existing assets when they improve the productivity or increase the useful life of the asset. We capitalize direct project costs such as labor and materials as incurred. Indirect project costs, such as overhead, are capitalized based on a percentage of direct labor charged to the respective capital project. We charge expenditures for maintenance, repairs and minor replacements to operating expense in the period incurred.

Asset Retirement Obligation.  We record the fair value of a liability related to the retirement of long-lived assets at the time we incur a legal obligation if the liability can be reasonably estimated.  When we initially record the liability, we increase the carrying amount of the related asset by the amount of the liability. Over time, we accrete the liability to its future value and record the accretion amount to operating expense.

Our operating assets generally consist of underground pipelines and related components along rights-of-way and above ground storage tanks and related facilities.  Our right-of-way agreements typically do not require the dismantling, removal and reclamation of the right-of-way upon permanent cessation of pipeline service.  Additionally, management is unable to predict when, or if, our pipelines, storage tanks and related facilities would become completely obsolete and require decommissioning.  Accordingly, except for a $3.9 million liability associated with anticipated tank liner and seal replacements, we have recorded no liability or corresponding asset as an asset retirement obligation as both the amounts and timing of such potential future costs are indeterminable.

Investments in Non-Controlled Entities. We account for investments greater than 20% in affiliates that we do not control using the equity method of accounting. Under this method, an investment is recorded at our acquisition cost or capital contributions, plus equity in undistributed earnings or losses since acquisition or formation, plus interest capitalized, less distributions received and amortization of excess net investment. Excess net investment is the amount by which our initial investment exceeded our proportionate share of the book value of the net assets of the investment. We amortize excess net investment over the weighted-average depreciable asset lives of the equity investee as of the date of the equity investment. Our unamortized excess net investment was $16.5 million and $15.8 million at December 31, 2011 and 2012, respectively. We evaluate equity method investments for impairment annually or whenever events or circumstances indicate that there is an other-than-temporary loss in value of the investment. In the event that we determine that the loss in value of an investment is other-than-temporary, we would record a charge to earnings to adjust the carrying value to fair value. We recognized no equity investment impairments during 2010, 2011 or 2012.

Goodwill and Other Intangible Assets. We do not amortize goodwill, which represents the excess of fair value of the business acquired over the fair value of assets acquired and liabilities assumed. We evaluate goodwill for impairment annually and when events or changes in circumstances indicate that the fair value of a reporting unit with goodwill has been reduced below carrying value. Goodwill was $53.3 million at both December 31, 2011 and 2012. Our reported goodwill at December 31, 2012 included $38.4 million allocated to our refined products segment, $12.1 million allocated to our crude oil segment and $2.8 million allocated to our marine storage segment.

We base our determination of whether goodwill is impaired on management's estimate of the fair value of our reporting units using a discounted future cash flow (“DFCF”) model as compared to their carrying values. Critical assumptions used in our DFCF model included: (i) time horizon of 20 years, (ii) operating margin growth of 2.5%, (iii) annual maintenance capital spending growth of 2.5% and (iv) 11.0 times earnings before interest, taxes and depreciation and amortization multiple for terminal value. We use October 1 as our impairment measurement test date and have determined that our goodwill was not impaired as of October 1, 2010, 2011 or 2012. If impairment were to occur, we would charge the amount of the impairment against earnings in the period in which the impairment occurred. The amount of the impairment would be determined by subtracting the implied fair value of the reporting unit goodwill from the carrying amount of the goodwill.

Judgments and assumptions are inherent in management's estimates used to determine the fair value of our operating segments and are consistent with what management believes would be utilized by the primary market participant. The use of alternate judgments and assumptions could result in the recognition of different levels of impairment charges in our financial statements.

We amortize other intangible assets over their estimated useful lives of 4 years up to 25 years. The weighted-average asset life of our other intangible assets at December 31, 2012 was approximately 6 years. We adjust the useful lives if events or circumstances indicate there has been a change in the remaining useful lives. We review our other intangible assets for impairment whenever events or changes in circumstances indicate we should assess the recoverability of the carrying amount of the intangible asset. We recognized no impairments for other intangible assets in 2010, 2011 and 2012. Amortization of other intangible assets was $2.0 million, $2.8 million and $1.9 million in 2010, 2011 and 2012, respectively, of which $0.6 million was charged against transportation and terminals revenues in each year during 2010, 2011 and 2012.

Tank Bottom Inventory. A contract we have with a customer at our crude oil terminal in Cushing, Oklahoma requires us to maintain a minimum volume of crude oil in the tanks they utilize at that facility. Because of this contractual requirement, the crude oil we own at that facility is not sold in the normal course of our business; therefore, we classify these crude oil barrels as a long-term asset carried at cost adjusted for gains or losses on certain derivative contracts as described below. At December 31, 2012, our tank bottom inventory consisted of 0.7 million barrels of crude oil with a carrying value of $58.5 million. We have entered into New York Mercantile Exchange ("NYMEX") contracts representing 0.7 million barrels of crude oil, which we have designated as fair value hedges against price changes in our tank bottom inventory. The cumulative losses of these derivative agreements as of December 31, 2011 and 2012 was $6.4 million and $5.5 million, respectively, which were recorded as increases to the tank bottom inventory.

Assets Held for Sale. We classify long-lived assets to be disposed of through sales that meet specific criteria as held for sale. We cease depreciating those assets effective on the date the asset is classified as held for sale. We record those assets at the lower of their carrying value or the estimated fair value less the cost to sell. Until the assets are disposed of, an estimate of the fair value is re-determined when related events or circumstances change. We had no assets classified as held for sale during 2010 or 2012. In October 2011, based on a plan for the potential sale of our ammonia pipeline, we classified this asset as held for sale. As of December 31, 2011, our ammonia pipeline no longer met the criteria as a held-for-sale asset; therefore, we reclassified this asset as held and used. The adjustments to the carrying amount of our ammonia pipeline due to its reclassification as held and used were insignificant.

Impairment of Long-Lived Assets. We evaluate our long-lived assets of identifiable business activities, other than those held for sale, for impairment when events or changes in circumstances indicate, in management's judgment, that the carrying value of such assets may not be recoverable. We base the determination of whether impairment has occurred on management's estimate of undiscounted future cash flows attributable to the assets as compared to the carrying value of the assets. We calculate the amount of the impairment recognized as the excess of the carrying amount of the asset over the fair value of the assets, as determined either through reference to similar asset sales or by estimating the fair value using a discounted cash flow approach.

Judgments and assumptions are inherent in management's estimate of undiscounted future cash flows used to determine recoverability of an asset and the estimate of an asset's fair value used to calculate the amount of impairment to recognize. The use of alternate judgments and assumptions could result in the recognition of different levels of impairment charges in the financial statements.
Impairments were not material in 2010, 2011 and 2012.

Debt Placement Costs. We capitalize costs incurred for debt borrowings when paid and amortize those costs over the life of the associated debt instrument using the effective interest method. When debt is retired before its scheduled maturity date, we write off any remaining placement costs associated with that debt.

Interest Capitalized. During construction, we capitalize interest on all construction projects requiring a completion period of three months or longer and total project costs exceeding $0.5 million, based on the weighted-average interest rate of our debt.

Pension and Postretirement Medical and Life Benefit Obligations. We sponsor three pension plans that cover substantially all of our employees, a postretirement medical and life benefit plan for certain employees and a defined contribution plan. Our pension and postretirement benefit liabilities represent the funded status of the present value of benefit obligations of these plans.

We develop pension, postretirement medical and life benefits costs from actuarial valuations. We establish actuarial assumptions to anticipate future events and use those assumptions when calculating the expense and liabilities related to these plans. These factors include assumptions management makes concerning interest rates, expected investment return on plan assets, rates of increase in health care costs, turnover rates and rates of future compensation increases, among others. In addition, we use subjective factors such as withdrawal and mortality rates to develop actuarial valuations. Management reviews and updates these assumptions on an annual basis. The actuarial assumptions that we use may differ from actual results due to changing market rates or other factors. These differences could affect the amount of pension and postretirement medical and life benefit expense we have recorded or may record.

Paid-Time Off Benefits. We recognize liabilities for paid-time off benefits when earned. Paid-time off liabilities were $11.9 million and $12.8 million at December 31, 2011 and 2012, respectively. These balances represented the remaining vested paid-time off benefits of employees. We reflect liabilities for paid-time off in the accrued payroll and benefits balances of the accompanying consolidated balance sheets.

Derivative Financial Instruments. We record derivative instruments on our balance sheets at fair value as either assets or liabilities. We account for derivatives that qualify for and are elected for treatment as normal purchases and sales using traditional accrual accounting.

For those instruments that qualify for hedge accounting, the accounting treatment depends on their intended use and their designation. We divide derivative financial instruments qualifying for hedge accounting treatment into two categories: (1) cash flow hedges and (2) fair value hedges. We execute cash flow hedges to hedge against the variability in cash flows related to a forecasted transaction and execute fair value hedges to hedge against the changes in the value of a recognized asset or liability. At inception of a hedged transaction, we document the relationship between the hedging instrument and the hedged item, the risk management objectives and the methods used for assessing and testing correlation and hedge effectiveness. We also assess, both at the inception of the hedge and on an on-going basis, whether the derivatives that are used in our hedging transactions are highly effective in offsetting changes in cash flows or fair value of the hedged item. If we determine that a derivative originally designated as a cash flow or fair value hedge is no longer highly effective, we discontinue hedge accounting prospectively and record the change in the fair value of the derivative in current earnings. The change in fair value of derivative financial instruments that either do not qualify for hedge accounting or are not designated as a hedging instrument is included in current earnings.

As part of our risk management process, we assess the creditworthiness of the financial and other institutions with which we execute financial derivatives. Such financial instruments involve the risk of non-performance by the counterparty, which could result in material losses to us.

We have entered into NYMEX commodity based futures contracts to hedge against price changes on a portion of the refined products we expect to sell in the future. Some of these contracts have qualified as cash flow or fair value hedges under Accounting Standards Codification ("ASC") No. 815, Derivatives and Hedging, while others have not. We record the effective portion of the gains or losses for those contracts that qualify as cash flow hedges in other comprehensive income and the ineffective portion in product sales revenues. We reclassify gains and losses from contracts that qualify as cash flow hedges from other comprehensive income to product sales revenues when the hedged transaction occurs and we terminate the derivative agreement. We record the effective portion of the gains or losses for those contracts that qualify as fair value hedges as adjustments to the assets or liabilities being hedged and the ineffective portions as adjustments to other income or expense. We recognize the change in fair value of those agreements that are not designated as hedges in product sales revenues, except for those undesignated agreements that economically hedge the inventories associated with our pipeline system overages or forecasted butane purchases. We record the change in fair value of those agreements in operating expenses and product purchases, respectively.

We use interest rate derivatives to help manage interest rate risk. We record any ineffectiveness on derivatives designated as hedging instruments and the change in fair value of interest rate derivatives that we do not designate as hedging instruments to other income or expense in our results of operations. For the effective portion of interest rate cash flow hedges, we record the noncurrent portion of unrealized gains or losses as an adjustment to other comprehensive income with the current portion recorded as an adjustment to interest expense. For the effective portion of fair value hedges on long-term debt, we record the noncurrent portion of gains or losses as an adjustment to long-term debt with the current portion recorded as an adjustment to interest expense.

See Comprehensive Income in this Note 2 for details of the derivative gains and losses included in accumulated other comprehensive loss.

Revenue Recognition. We recognize pipeline transportation revenues when shipments are complete. For ammonia shipments and shipments of refined products under published tariffs that combine transportation and terminalling services, shipments are complete when customers take possession of their product from our system through tanker trucks, railcars or third-party pipelines. For all other shipments, where terminalling services are not included in the tariff, shipments are complete when the product arrives at the customer-designated delivery point. We recognize injection service fees associated with customer proprietary additives upon injection to the customer's product, which occurs at the time we deliver the product to our customers. We recognize leased tank storage, pipeline capacity leases, terminalling, throughput, ethanol loading and unloading services, laboratory testing, data services, pipeline operation fees and other miscellaneous service-related revenues upon completion of contract services. We recognize product sales upon delivery of the product to the customer. We increase or decrease, as appropriate, product sales for gains and losses associated with the period change in fair value of our NYMEX agreements that we do not designate as hedges, except for those undesignated agreements that economically hedge the inventories associated with our pipeline system overages (which are recorded as adjustments to operating expense), and for the ineffective portion of our NYMEX agreements that we designate as cash flow hedges. When the physical sale of hedged refined products occurs, we increase or decrease, as appropriate, product sales for the effective portion of the gains and losses of the associated derivative agreement. We record back-to-back purchases and sales of refined products where we are acting as an agent to facilitate refined products sales between a supplier and a customer on a net basis.

Deferred Transportation Revenues and Costs. Generally, we invoice customers on our refined products pipeline for transportation services when their product enters our system. At each period end, we record all invoiced amounts associated with products that have not yet been delivered (in-transit products) as a deferred liability. Additionally, at each period end, we defer the direct costs we have incurred associated with these in-transit products until delivery occurs as a deferred asset. These deferred revenues and costs are determined using judgments and assumptions that management considers reasonable.

Pipeline Over/Short Product. The tariffs we charge for our pipeline transportation systems are primarily regulated by the Federal Energy Regulatory Commission (“FERC”); however, certain tariffs are regulated by the Surface Transportation Board or state regulatory authorities. Our tariffs include provisions which allow us to deduct from our customer's inventory a small percentage of the products our customers transport on our pipeline systems. We refer to these product quantities as tender deductions. The purpose of these tender deductions is to help offset the product losses we sustain as a result of shrinkage, evaporation, protection of product quality and product measurement inaccuracies. We record these tender deductions as an increase of pipeline over/short product inventory and a reduction of operating expense. Each period end, we measure the volume of each type of product in our pipeline system which is compared to the volumes of our shippers' inventories (as adjusted for tender deductions).  To the extent that the product volumes in our pipeline system exceeds the volumes of our shippers' book inventories, we increase our product inventories and recognize a gain and to the extent the product in our pipeline system is less than our shippers' book inventories, we record a liability (for product owed to our shippers) and recognize a loss.  The product gains and losses we recognize are recorded based on period end product market prices and we include those gains or losses in operating expenses on our consolidated statements of income.

Excise Taxes Charged to Customers. Revenues are recorded net of all amounts charged to our customers for excise taxes.

Equity-Based Incentive Compensation Awards. The compensation committee of our general partner (the “compensation committee") has approved incentive awards of phantom units representing limited partner interests in us to certain employees. The awards granted include performance-based awards and retention awards. The performance-based awards granted in 2010 contained partial distribution equivalent rights (with respect to distributions in excess of $1.42 per unit annually) and the performance-based awards granted in 2011 and 2012 contain full distribution equivalent rights. Other than certain awards granted to our executive officers, the retention awards granted do not contain distribution equivalent rights. Further, the compensation committee has issued phantom units with distribution equivalent rights to our independent directors who have deferred the receipt of board fees into the director deferred compensation plan.

Under ASC 718, Compensation-Stock Compensation, we classify unit awards as either equity or liabilities. Fair value for award grants classified as equity is determined on the grant date of the award, and we recognize this value as compensation expense ratably over the requisite service period, which is the vesting period of each unit award. We calculate the per unit fair value of equity awards as the closing price of our limited partner units on the grant date reduced by the present value of any projected per unit distributions during the requisite service period that will not be paid to the participant. Compensation expense for awards classified as equity is calculated as the number of unit awards classified as equity less estimated forfeitures, multiplied by the per unit grant date fair value of those awards, multiplied by the percentage of the requisite service period completed at each period end, multiplied by the expected payout percentage, less previously-recognized compensation expense. We re-measure unit awards classified as liabilities at fair value on the close of business at each reporting period end until settlement date. Fair value at each re-measurement date is the closing price of our limited partner units at each period end reduced by the present value of any projected per unit distributions during the remainder of the requisite service period that will not be paid to the participant. Compensation expense for unit awards classified as liabilities is the number of unit awards classified as liabilities less estimated forfeitures, multiplied by the re-measured per-unit fair value of the awards, multiplied by the percentage of the requisite service period completed at each period end, multiplied by the expected payout percentage, less previously-recognized compensation expense.

Performance-based awards include provisions that can result in payouts to the recipients from 0% up to 200% of the amount of the award. Additionally, these awards are also subject to personal and other performance components, which could increase or decrease the payout of the number of limited partner units by as much as 20%. Judgments and assumptions of the final award payouts are inherent in the accruals recorded for equity-based incentive compensation costs. The use of alternate judgments and assumptions could result in the recognition of different levels of equity-based incentive compensation costs.

Payouts related to retention awards are based solely on the completion of the requisite service period by the participant. Retention awards contain no provisions which would provide for a payout to the participant of anything other than the original number of units awarded.

The vesting period of the performance-based awards is three years. The vesting period for retention awards generally does not exceed three years; however, certain retention awards with a four-year vesting period have been granted. We use the risk-free interest rate as the discount rate in calculating fair value of the equity and liability awards. We settle vested non-director award grants by issuing new units, except for the associated tax withholding, which we settle by paying with cash on hand. Additionally, the distribution equivalent rights associated with the 2010 award grants were paid out in cash. Phantom units issued to our directors are settled in cash in January of the year following their death or resignation from the board.

The number of equity-based performance and retention unit award grants as well as the number of phantom units granted under our director deferred compensation plan that were outstanding at the time of the two-for-one limited partner unit split in October 2012 were adjusted for this split. Because these award grants included an anti-dilution feature designed to equalize the intrinsic value of the award grants as a result of the split, the fair value of the award grants immediately before and after the split were unchanged.

Contingencies and Environmental. Environmental expenditures are expensed or capitalized based on the nature of the expenditures. We expense expenditures that relate to an existing condition caused by past operations that do not contribute to current or future revenue generation. We record environmental liabilities assumed in a business combination at fair value. Otherwise, we record environmental liabilities on an undiscounted basis except for those instances where the amounts and timing of the future payments are fixed or reliably determinable. We use the risk-free interest rate to calculate the present value of discounted environmental liabilities.  We recognize liabilities for other commitments and contingencies when, after analyzing the available information, we determine it is probable that an asset has been impaired, or that a liability has been incurred and the amount of impairment or loss can be reasonably estimated. When we can estimate a range of probable loss, we accrue the most likely amount within that range, or if no amount is more likely than another, we accrue the minimum of the range of probable loss. We expense legal costs associated with loss contingencies as incurred.

We record environmental liabilities independently of any potential claim for recovery. Accruals related to environmental matters are generally determined based on site-specific plans for remediation, taking into account currently available facts, existing technologies and presently enacted laws and regulations. Accruals for environmental matters reflect our prior remediation experience and include an estimate for costs such as fees paid to contractors and outside engineering, consulting and law firms. Accruals for estimated losses from environmental remediation obligations generally are recognized no later than completion of the remediation feasibility study. Such accruals are adjusted as further information develops or circumstances change.

We maintain selective insurance coverage, which may cover all or portions of certain environmental expenditures. We recognize receivables in cases where we consider the realization of reimbursements of remediation costs as probable. We would sustain losses to the extent of amounts we have recognized as environmental receivables if the counterparties to those transactions were unable to perform their obligations to us.

At December 31, 2012, expected payments on our discounted environmental liabilities were $0.1 million in 2013, $0.1 million in 2014, $0.1 million in 2015, $1.1 million in 2016, less than $0.1 million in 2017 and $0.9 million for all periods thereafter. The table below sets forth the reconciliation of our undiscounted environmental liabilities to amounts reported on our consolidated balance sheets (in thousands). See Note 16–Commitments and Contingencies for a discussion of the changes in our environmental liabilities between December 31, 2011 and December 31, 2012.

	December 31,
	2011	2012
Aggregated undiscounted environmental liabilities	$55,012	$48,719
Amount of discount on environmental liabilities	(5,377)	(456)
Environmental liabilities, as reported	$49,635	$48,263

The determination of the accrual amounts recorded for environmental liabilities includes significant judgments and assumptions made by management. The use of alternate judgments and assumptions could result in the recognition of different levels of environmental remediation costs.

 Income Taxes. We are a partnership for income tax purposes and therefore have not been subject to federal or state income taxes. The tax on our net income is borne by the individual partners through the allocation of taxable income. Net income for financial statement purposes may differ significantly from taxable income of unitholders because of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under our partnership agreement. The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined because information regarding each partner's tax attributes is not available to us.

The amounts recognized as provision for income taxes in our results of operations reflects a partnership-level tax levied by the state of Texas. This tax is based on revenues less direct costs of sale for our assets apportioned to the state of Texas.

Net Income Per Unit. We calculate basic net income per limited partner unit for each period by dividing the limited partners' allocation of net income by the weighted-average number of limited partner units outstanding. Diluted net income per limited partner unit for each period is the same calculation as basic net income per limited partner unit, except the weighted-average limited partner units outstanding includes the dilutive effect of phantom unit grants associated with our long-term incentive plan in periods where contingent performance metrics have been met. The net income per unit amounts included in these financial statements have been retrospectively restated for all periods presented for the two-for-one split of our limited partner units, which was completed in October 2012.

Comprehensive Income. We account for comprehensive income in accordance with ASC 220, Comprehensive Income. Comprehensive income was determined based on our net income adjusted for changes in other comprehensive income (loss) from our derivative hedging transactions, related amortization of realized gains/losses and adjustments to record our pension and postretirement benefit obligation liabilities at the funded status of the present value of the benefit obligations.

Amounts included in accumulated other comprehensive loss ("AOCL") are as follows (in thousands):

	Derivative Gains (Losses)	Pension and Postretirement Liabilities	Accumulated Other Comprehensive Loss*
Balance, January 1, 2010	$1,743	$(9,744)	$(8,001)
Net loss on commodity cash flow hedges	(4,283)	—	(4,283)
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	—	(164)
Reclassification of net loss on commodity cash flow hedges to product sales revenues	5,438	—	5,438
Reclassification of loss on discontinuance of commodity cash flow hedge to product sales revenues	591	—	591
Amortization of prior service credit and actuarial loss	—	106	106
Adjustment to recognize the funded status of postretirement plans	—	(4,783)	(4,783)
Balance, December 31, 2010	3,325	(14,421)	(11,096)
Net gain on commodity cash flow hedges	7,739	—	7,739
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	—	(164)
Reclassification of net gain on commodity cash flow hedges to product sales revenues	(7,739)	—	(7,739)
Settlement cost and amortization of prior service credit and actuarial loss	—	1,117	1,117
Adjustment to recognize the funded status of postretirement plans	—	(37,058)	(37,058)
Balance, December 31, 2011	3,161	(50,362)	(47,201)
Net gain on interest rate cash flow hedges	10,977	—	10,977
Net gain on commodity cash flow hedges	2,912	—	2,912
Reclassification of net gain on interest rate cash flow hedges to interest expense	(164)	—	(164)
Reclassification of net gain on commodity cash flow hedges to product sales revenues	(2,760)	—	(2,760)
Amortization of prior service credit and actuarial loss	—	2,962	2,962
Adjustment to recognize the funded status of postretirement plans	—	(1,784)	(1,784)
Balance, December 31, 2012	$14,126	$(49,184)	$(35,058)

*	Includes amounts allocated to the non-controlling owners' interest.

New Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board ("FASB") issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The amendments in ASU 2013-02 do not change the current requirements for reporting net income or other comprehensive income in financial statements. However, the amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. ASU 2013-02 is effective for annual and interim periods beginning after December 15, 2012 and is to be applied prospectively. Our adoption of this standard will not have a material impact on our results of operations, financial position or cash flows.

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. This ASU requires entities that have financial instruments and derivatives that are either: (i) offset in accordance with ASC Topic 210 or Topic 815 or (ii) are subject to an enforceable master netting arrangement or similar agreement to make additional disclosures of the gross and net amounts of those assets and liabilities, the amounts offset in accordance with ASC Topics 210 and 815, as well as qualitative disclosures of the entity's master netting arrangement or similar agreement. In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging. ASU 2011-11 must be applied retrospectively and became effective for fiscal years beginning on or after January 1, 2013. Our adoption of these standards will not have a material impact on our results of operations, financial position or cash flows.

In September 2011, the FASB issued ASU No. 2011-8, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment, which modifies the test for goodwill intangibles. Under this ASU, entities have the option to apply a qualitative assessment in determining whether goodwill is impaired. This ASU was effective for periods beginning after December 15, 2011. We elected not to adopt this standard for our 2012 annual goodwill impairment testing.

In June 2011, the FASB issued ASU No. 2011-5, Comprehensive Income, which requires either that the income statement include other comprehensive income or a separate comprehensive income statement be reported immediately after the income statement. The option to report other comprehensive income in the statement of owner's equity has been eliminated. This ASU was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. We adopted this ASU in the first quarter of 2011, which had no impact on our results of operations, financial position or cash flows.

In May 2011, the FASB issued ASU No. 2011-4, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends ASC 820, Fair Value Measurement. This ASU amends ASC 820 and results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and international financial reporting standards. The amendments in this ASU change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements; however, the amendment’s requirements do not extend the use of fair value accounting, and for many of the requirements, the FASB does not intend for the amendments to result in a change in the application of the requirements in the “Fair Value Measurement” Topic of the Codification. Additionally, ASU No. 2011-4 includes some enhanced disclosure requirements, including an expansion of the information required for Level 3 fair value measurements. This ASU was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Our adoption of this ASU in the first quarter of 2012 did not have a material impact on our results of operations, financial position or cash flows.